UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2022

ENVIRO TECHNOLOGIES U.S., INC.
(Exact name of registrant as specified in its charter)

Florida	000-30454	65-0742890
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

821 N.W. 57 Place, Fort Lauderdale, FL	33309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(954) 958-9968

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On August 23, 2022 Enviro Technologies U.S., Inc. (the “Company” or “Enviro”) entered into a Share Exchange Agreement (the “Agreement”) with Banner Midstream Corp., a Delaware corporation (“Banner Midstream”) and Ecoark Holdings, Inc., a Nevada corporation (“Ecoark”) and the sole shareholder of Banner Midstream. The Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company shall acquire all of the capital stock of Banner Midstream owned by Ecoark, which represents 100% of the issued and outstanding shares of Banner Midstream in exchange for 12,996,958 shares of the Company’s common stock (the “Exchange”). Upon closing of the Agreement Banner Midstream will continue as a wholly-owned subsidiary of the Company.

Banner Midstream, through its wholly owned subsidiary Pinnacle Frac Transport LLC, provides transportation of frac sand and logistics services to major hydraulic fracturing and drilling operations. Its transportation services entail using third party drivers who assist in transporting sand and related materials to customers’ locations for the customers’ hydraulic fracturing, or fracking. The logistics services Pinnacle Frac provides for its customers’ fracking and drilling enterprises, include the operation of a 24/7 dispatch service center based in Texas through which it dispatches the trucks for hauling frac sand and related equipment. Pinnacle Frac uses independent third party owner-operators of trucks to service its customers in their fracking operations by transporting materials, mainly frac sand. Banner Midstream’s transportation and logistics services operations are primarily centered in the Southern United States, although it also occasionally services fracking operations in the Northeastern United States.

Subject to the terms of the Agreement the closing (the “Closing”) shall take place on or before September 9, 2022, subject to the satisfaction or waiver of the conditions to closing of the Agreement (the “Closing Date”). At the Closing, the Board of Directors of Enviro shall fix the number of directors of Enviro at four and shall appoint two individuals designated by Banner Midstream to serve on the Board of Directors. As such time as Enviro complies with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, the two current Enviro directors shall resign. Immediately prior to the Closing, John A. DiBella, the sole officer of Enviro shall have tendered his resignation as the sole officer of Enviro, and the Board of Directors of Enviro shall appoint Jim Galla as Enviro’s Chief Executive Officer and Chief Financial Officer as well as such other officers as Banner Midstream shall designate, effective upon the Closing. Jim Gallo currently serves as Chief Accounting Officer of Ecoark. Jay Puchir, the Chief Financial Officer of Ecoark, currently serves as Chief Executive Officer and President of Banner Midstream. Immediately following the Closing Ecoark will own approximately 70% of the issued and outstanding shares of Enviro common stock.

The Agreement contains customary representations and warranties, customary covenants and conditions to closing and additional conditions to closing, including (i) Banner Midstream shall have satisfied all Enviro third party long-term liabilities at or before Closing and shall have at least $500,000 in cash in its bank accounts at Closing, subject to the exclusive control of Banner Midstream; and (ii) all intercompany balances owed by Banner Midstream to Ecoark shall have been eliminated. At or prior to the Closing, Banner Midstream shall have delivered to Enviro its unaudited financial statements for the: (i) year ended December 31, 2021 and 2020 and (ii) three and six month period ended June 30, 2022 and 2021, which shall have been prepared in compliance with generally accepted accounting principles in the U.S.

Furthermore, pursuant to the Agreement (i) on August 23, 2022, Enviro issued John A. DiBella and Raynard Veldman 6% unsecured convertible promissory notes in the principal amount of $815,565 and $90,000, respectively, convertible at the option of the holder at $0.06 per share, with a maturity date of 12 months from the Closing Date in satisfaction all of their accrued payroll and Mr. Veldman’s advances to Enviro (the “Payroll Notes”), and (ii) at the Closing Enviro shall issue John A. DiBella a 6% unsecured promissory note in the principal amount of $139,000, with a maturity date of three months from the Closing Date in satisfaction of Mr. DiBella’s advances to Enviro.

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There is no assurance the parties will complete the Agreement. Any party terminating the Agreement prior to Closing without the consent of the other party, in the event the failure to consummate the Exchange is solely due to the action or failure to act of such party seeking to terminate the Agreement, shall reimburse the other party the sum of $50,000.

The foregoing description of the Exchange and the Agreement and the related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this report.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03. The description of the Payroll Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Payroll Notes, which are filed as Exhibit 10.1 and Exhibit 10.2 to this report.

Item 3.02  Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The issuances of the Payroll Notes described above are exempt from registration under Section 4(a)(2) as promulgated by the Securities and Exchange Commission under of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Item 7.01  Regulation FD Disclosure.

On August 23, 2022, Ecoark and the Company issued a press release announcing the signing of the Agreement. A copy of this press release is furnished as Exhibit 99.1 to this report. Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statement and Exhibits.

(d)       Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number
2.1	Share Exchange Agreement dated August 23, 2022 by and among Enviro Technologies U.S., Inc., Banner Midstream Corp. and Ecoark Holdings, Inc.*				Filed
10.1	6% Unsecured Convertible Promissory Note dated August 23, 2022 payable to John A. DiBella				Filed
10.2	6% Unsecured Convertible Promissory Note dated August 23, 2022 payable to Raynard Veldman.				Filed
99.1	Press release dated August 23, 2022				Furnished
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRO TECHNOLOGIES U.S., INC.

Date: August 26, 2022	By: /s/ John DiBella
John DiBella, Chief Executive Officer

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